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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2000


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.

             (Exact name of registrant as specified in its charter)

             Delaware                  333-35183                38-2778129
             Michigan                 333-35183-01              38-3182724
 (State or other jurisdiction of   (Commission File No.)       (IRS Employer
          incorporation)                                     Identification No.)


                       38710 N. Woodward Avenue, Suite 180
                        Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 647-1080

          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

Under its Credit Agreement dated August 15, 1997, as amended, James Cable Partners, L.P. was required to maintain a ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA of not more than 7.50 to 1.00 prior to December 31, 2000. Beginning December 31, 2000, that credit agreement requires James Cable Partners, L.P. to maintain a ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA of not more than 7.25 to 1.00. James Cable Partners, L.P. believes that since December 31, 2000 it has had a ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA in excess of 7.25 to 1.00. As of December 31, 2000, the outstanding principal balance under the credit agreement was approximately $2.5 million.

James Cable Partners, L.P. has discussed with its lenders the possibility of waiving, modifying or amending this requirement, and is seeking to obtain a waiver, modification or amendment of this requirement. It is also seeking to refinance the indebtedness outstanding under that credit agreement. There can be no assurance that James Cable Partners, L.P. will be successful in any of these endeavors.

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From time to time the registrants and their representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K Report, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the registrants are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "intend," "will," and similar expressions, as they relate to the registrants or the registrants' management, are intended to identify forward-looking statements. Such statements reflect the current views of the registrant with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The registrants do not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act the registrants are making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to those described in the registrants' Annual Report on Form 10-K under
Item 1 and Item 7.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JAMES CABLE PARTNERS, L.P.

                                 By:      James Communications Partners
                                          General Partner

                                 By:      Jamesco, Inc.
                                          Partner


                                 By:      /s/ William R. James
                                          ---------------------------------
Date:  January 12, 2001                   William R. James
                                          President

                                 By:      James Communications Partners
                                          General Partner

                                 By:      DKS Holdings, Inc.
                                          Partner


                                 By:      /s/ Daniel K. Shoemaker
                                          ---------------------------------
Date:  January 12, 2001                   Daniel K. Shoemaker
                                          President (Principal financial
                                          officer and chief accounting officer)


                                 JAMES CABLE FINANCE CORP.


                                 By:      /s/ William R. James
                                          ---------------------------------
Date:  January 12, 2001                   William R. James
                                          President


                                 By:      /s/ Daniel K. Shoemaker
                                          ---------------------------------
Date:  January 12, 2001                   Daniel K. Shoemaker
                                          Treasurer (Principal financial
                                          officer and chief accounting officer)